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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 28, 2001.

                                PAXAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                       0-5610                           13-5670050
              (Commission File Number)       (IRS Employer Identification No.)

  105 CORPORATE PARK DRIVE, WHITE PLAINS, NEW YORK           10604
       (Address of Principal Executive Offices)            (Zip Code)

                                 (914) 697-6800
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

On November 28, 2001, the Registrant announced that its Board of Directors authorized an increase in its share repurchase program from $100 million to $150 million. In addition, the Registrant announced that it repurchased 3 million shares from an institutional investor. See the press release attached as Exhibit
99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      Exhibit 99.1 -- Paxar Corporation Press Release, issued November 28, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAXAR CORPORATION
                                            (Registrant)


Date: December 10, 2001                     By: /s/ Jack R. Plaxe
     -----------------------------             -----------------------------
                                                     Jack R. Plaxe
                                                     Senior Vice President and
                                                     Chief Financial Officer


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